Rule 497(e)
                                                          SEC File No. 002-85378
                                                          Rule 482 ad




                                  THE VIEW FROM
                                  #1 MUIRFIELD
                         (The Fund, not the golf course)



[BAR CHART] The following information was presented as a bar chart:


                        One Year    Three Years    Five Years    Ten Years
                        --------    -----------    ----------    ---------
THE FLEX-FUNDS
Muirfield Fund           31.32%       18.86%         17.32%       14.47%

Morningstar Average
Asset Allocation Fund     5.31%       13.86%         14.45%       12.03%

                          Annual Average Total Return
                                 as of 3/31/99


                               THE MUIRFIELD FUND
                            #1 ASSET ALLOCATION FUND
    out of 273 funds for 12-month total return as of 3/31/99 per Morningstar

                               CALL (800)325-FLEX
                        for a Prospectus and Fact Sheet
              Online: www.flexfunds.com E-Mail:info@flexfunds.com

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Performance figures represent average annual total returns for periods ended 3/31/99 and assume reinvestment of all dividend and capital gains distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Muirfield Fund ranked among asset allocation funds for average annual total return for the time periods as follows: 5 years - 26 out of 94 funds; 10 years - 6 out of 36 funds. To obtain a prospectus containing more complete information about the Fund, including other fees and expenses that apply to a continued investment in the Fund, you may call The Flex-funds at (800)325-3539 or write P.O. Box 7177, Dublin, OH 43017. Please read the prospectus carefully before investing.

                                 THE FLEX-FUNDS